--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           ------------------------

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) March 24, 1998

                            Fort James Corporation
             (Exact name of registrant as specified in its charter)

                                   Virginia
                 (State or other jurisdiction of incorporation)



       1-7911                                         54-0848173
(Commission File Number)                 (IRS Employer Identification Number)


              1650 Lake Cook Road, Deerfield, Illinois 60015-4753
          (Address of principal executive offices, including zip code)

        Registrant's telephone number, including area code (847) 317-5000

                       James River Corporation of Virginia
                  (Former name, if changed since last report.)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Item 5. Other Events.

        The financial data schedules for the years ended December 29, 1996, and December 31, 1995, are filed herewith.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

    c. Exhibits.

       27.1 Financial Data Schedules for the year ended December 29, 1996, (filed electronically only).

       27.2 Financial Data Schedules for the year ended December 31, 1995, (filed electronically only).

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FORT JAMES CORPORATION

                                         By: /s/ William A. Paterson
                                             ----------------------
                                                William A. Paterson
                                                Senior Vice President and
                                                Controller

Date: March 24, 1998